Exhibit 10.9

January 26, 2022

VIA EMAIL

Murphy Canyon Acquisition Corp.

4995 Murphy Canyon Road, Suite 300

San Diego, CA 92123

Ladies and Gentlemen:

In light of the changes to the deal structure, Murphy Canyon Acquisition Sponsor, LLC hereby forfeits 1,006,250 shares of Class B common stock as part of the Founder Shares.

Very truly yours,

Murphy Canyon Acquisition Sponsor, LLC

/s/ Jack Heilbron
Name:	Jack Heilbron
Title:	Managing Member

Agreed to and accepted by:

Murphy Canyon Acquisition Corp.

/s/ Jack Heilbron
Name:	Jack Heilbron
Title:	Chief Executive Officer